SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 12, 2001
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                            SEA SHELL GALLERIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada                     0-32117                  91-1985634
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


225 Oser Drive, Hauppague, New York                                     11788
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (631) 851-7000
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 6.           Resignation of Registrant's Director.

                  On June 12, 2001, Sea Shell Galleries, Inc., a Nevada corporation (the "Registrant"), received notice from John Como of his resignation as a member of the Board of Directors of the Registrant effective immediately. Mr. Como listed a series of material disagreements with the Registrant's operations, policies, and practices as the reasons for resigning his position, including, but not limited to, the Registrant's choice not to diligently act on Mr. Como's requests, suggestions and memorandum.

                  The Registrant and the remainder of the Board of Directors dispute Mr. Como's assertions and did not support Mr. Como's positions and recommendations. In fact, on May 15, 2001, the Registrant had terminated Mr. Como's employment as its President and his position as Executive Vice-President at Cyfit Wellness Solutions, Inc., for cause.

                  A copy of Mr. Como's resignation letter is attached hereto as
Exhibit 99(1). The foregoing summary of Mr. Como's resignation letter is qualified in its entirety by reference to the resignation letter.

Item 7.           Financial Statements, Pro Forma Information and Exhibits.

                  (c)      Exhibits

                           99(1)    Resignation Letter from John Como.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SEA SHELL GALLERIES, INC.



                                            By: /s/ Eugene Fernandez, Jr.
                                                --------------------------------
                                            Name:   Eugene Fernandez, Jr.
                                            Title:  President




Dated:  June 19, 2001


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